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                                                                   EXHIBIT 10(m)

                             INTERCREDITOR AGREEMENT

         INTERCREDITOR AGREEMENT dated as of November 30, 2000, among BANK OF AMERICA, N.A., a national banking association as a lender (referred to herein in its capacity as a lender as "Bank of America"), and as collateral agent, THE CHASE MANHATTAN BANK, a New York bank which is the successor by merger to Chase Bank of Texas, National Association (referred to herein as "Chase"), and PEERLESS MFG. CO. (the "Borrower").

                                 R E C I T A L S

         A. Bank of America and Chase have each extended separate credit facilities to Peerless Mfg. Co. These facilities and other credit extended to or for the benefit of the Borrower are secured by the Security Agreement and the Deed of Trust defined in Section 1 below.

         B. Bank of America and Chase have reached certain agreements with respect to their rights, duties and obligations under the Security Agreement and the Deed of Trust, all as hereinafter set forth.

         NOW THEREFORE, in consideration of the foregoing and for other good and valuable consideration, the receipt, sufficiency and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

         1. DEFINITIONS. In addition to any other terms defined herein, the following terms shall have the meanings set forth below:

            "ACCELERATION NOTICE" has the meaning set forth in Section 5.A.(v).

            "AGENT-RELATED PERSONS" means the Collateral Agent (including any successor collateral agent), and its affiliates, and the officers, directors, employees, agents and attorneys in fact of the Collateral Agent and its affiliates.

            "AGREEMENT" means this Intercreditor Agreement, and all subsequent modifications and amendments hereto.

            "BANK OF AMERICA DEBT" has the meaning set forth in the Security Agreement.

            "BANK OF AMERICA LOAN DOCUMENTS" has the meaning set forth in the Security Agreement.

            "BANKS" means Bank of America and Chase and their respective successors and assigns.

            "CHASE DEBT" has the meaning set forth in the Security Agreement.

            "CHASE LOAN DOCUMENTS" has the meaning set forth in the Security Agreement.

            "COLLATERAL" has the same meaning as provided therefor in the Security Agreement.



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            "COLLATERAL ACCOUNT" means a special non-interest bearing account at a financial institution selected by the Collateral Agent (which may be at Bank of America) styled "Peerless Collateral Account."

            "COLLATERAL AGENT" means Bank of America in its capacity as the collateral agent under the Security Agreement and under the Deed of Trust, or any successor collateral agent.

            "DEED OF TRUST" means collectively any deed of trust executed by the Borrower in favor of the Collateral Agent for the RATABLE benefit of the Banks, and all subsequent modifications and amendments thereto.

            "EVENT OF DEFAULT" has the same meaning set forth in the Security Agreement.

            "HEDGING ARRANGEMENTS" means any interest rate swap, interest rate caps, interest rate collars or other similar agreements entered into by the Borrower to fix or limit its actual interest expense or any foreign exchange, currency hedging or other agreements entered into by Debtor to enable it to limit the market risk of the Debtor actually holding currency in either the cash or futures markets.

            "INDEMNIFIED LIABILITIES" means any and all claims, demands, actions or causes of action that may at anytime (including at anytime following repayment of the Obligations) be asserted or imposed against any Agent-Related Person arising out of or relating to this Agreement or the Security Agreement or the Deed of Trust and any and all liabilities, losses, costs or expenses (including attorneys' fees) that any Agent-Related Person suffers or incurs as the result of the assertion of any foregoing claim, demand, action, cause of action or proceeding.

            "LOAN DOCUMENTS" has the meaning set forth in the Security
Agreement.

            "NON-TRADING ASSET PROCEEDS" means (i) the Proceeds resulting from the disposition of any Collateral other than a disposition of accounts and inventory in the ordinary course of business to the extent permitted by the Security Agreement; (ii) Proceeds received from or as a result of a casualty loss to, or condemnation of, any of the Collateral; and (iii) Proceeds received pursuant to the right of setoff pursuant to the Loan Documents.

            "NOTICE OF DEFAULT" has the meaning set forth in Section 5.A.(u).

            "OBLIGATIONS" has the meaning provided therefor in the Security Agreement.

            "PROCEEDS" means all funds, monies, assets or other proceeds received by the Collateral Agent or either Bank in connection with the Collateral and arising as a result of (a) actions taken by the Collateral Agent or either Bank resulting from the realization upon the Collateral, or (b) any dissolution, winding up, liquidation, arrangement or reorganization of the Borrower, whether in any bankruptcy, insolvency, rearrangement, reorganization, receivership or other proceeding or upon an assignment for the benefit of creditors, or any other marshaling of the assets or liabilities of the Borrower.

            "PRO RATA SHARE" (a) for Bank of America means the quotient, expressed in terms of a percentage, obtained by dividing the Bank of America Debt outstanding on the date of calculation by the Obligations outstanding on the date of calculation, and (b) for Chase means the quotient, expressed in terms of a percentage, obtained by dividing the Chase Debt outstanding on the date of calculation by the Obligations outstanding on the date of calculation (in all instances, the date of calculation of the Bank of




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America Debt and/or the Chase Debt, as the case may be, and the Obligations shall be the same date); provided however, if:

                  (a) with respect to Bank of America, if at any time of determination, the sum of (i) the outstanding principal amount of the loans owed to Bank of America by Borrower plus (ii) the aggregate amount of all unreimbursed drawings under letters of credit issued by Bank of America for the account of Borrower plus (iii) the aggregate notional amount of all Hedging Arrangements plus (iv) the aggregate face amount of all outstanding letters of credit issued by Bank of America for the account of Borrower (the sum of the foregoing the "BofA Principal and Letters of Credit") is in excess of $6,700,000 at the time of determination of Pro Rata Share then the BofA Principal and Letters of Credit in excess of $6,700,000 and any interest or fees accrued thereon or in respect thereof (the "BofA Excess") shall not be included in the Bank of America Debt or the Obligations for purposes of determining Pro Rata Share until all Obligations owed to Chase have been paid in full; and

                  (b) with respect to Chase, if at any time of determination, the sum of (i) the outstanding principal amount of the loans owed to Chase by Borrower plus (ii) the aggregate amount of all unreimbursed drawings under letters of credit issued by Chase for the account of Borrower plus (iii) the aggregate notional amount of all Hedging Arrangements plus (iv) the aggregate face amount of all outstanding letters of credit issued by Chase for the account of Borrower (the sum of the foregoing the "Chase Principal and Letters of Credit") is in excess of $5,500,000 at the time of determination of Pro Rata Share then the Chase Principal and Letters of Credit in excess of $5,500,000 and any interest or fees accrued thereon or in respect thereof (the "Chase Excess") shall not be included in the Chase Debt or the Obligations for purposes of determining Pro Rata Share until all Obligations owed to Bank of America have been paid in full.

Each Bank represents and warrants to the other that as of the date of this
Agreement: (i) the outstanding principal amount of the loans owed to it by Borrower, (ii) the aggregate amount of all unreimbursed drawings under letters of credit issued by it for the account of the Borrower, (iii) the aggregate notional amount of all Hedging Arrangements entered into with the Borrower, and
(iv) the aggregate face amount of all outstanding letters of credit issued by it for the account of the Borrower are all set forth on Schedule 1 attached hereto.

                  "REALIZATION DATE" means the first date when the following shall have occurred:

                  (a) a Notice of Default shall have been sent; and

                  (b) either (i) the Banks shall have agreed that the Realization Date shall ave occurred; (ii) the Banks shall have directed that the Collateral Agent commence action to realize on the Collateral; or (iii) the Collateral Agent shall have taken emergency action under Section 5.C. to realize on the Collateral

                  "SECURITY AGREEMENT" means that certain Security Agreement between the Borrower and the Collateral Agent dated as of November 30, 2000, and all subsequent modifications and amendments thereto.

         2. APPOINTMENT AND COLLATERAL SHARING. The Banks appoint Bank of America, N.A. as collateral agent hereunder, and Bank of America, N.A. accepts such appointment. The Collateral Agent, as the agent for the Banks, has a security interest in the Collateral pursuant to the Security Agreement for the benefit of the Banks and is the beneficiary under the Deed of Trust for the ratable benefit of the Banks. The parties agree that all Proceeds shall be shared between the



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Banks in accordance with their respective Pro Rata Shares and each Lender shall have an undivided interest in the Collateral.

         3. PAYMENTS PRIOR TO A NOTICE OF DEFAULT AND COLLATERAL ACCOUNT. Prior to the Realization Date, the Collateral Agent and the Banks agree that the Collateral Agent or any Bank may accept and apply payments made from any source (other than Non-Trading Asset Proceeds) on or in respect to the Obligations owed under the Loan Documents to which they are a party without any responsibility to turn over or share such payments with any other Bank. After the Realization Date, the Collateral Agent and the Banks shall deposit all Proceeds received by any of them into the Collateral Account after deducting from the Proceeds received any costs or expenses (including attorney's fees and expenses) incurred in connection with the acquisition of such Proceeds. Non-Trading Asset Proceeds received by the Collateral Agent or either Bank at any time, whether before or after the Realization Date, less any costs or expenses (including attorney's fees) incurred in connection with the Acquisition of such Proceeds, shall be delivered to the Collateral Agent for Deposit in the Collateral Account. Disbursements from the Collateral Account shall be made in the manner specified in Section 4 below. No Bank shall be required to deposit any Proceeds received directly from the Collateral Agent in the Collateral Account.

         4. SHARING OF PROCEEDS IN COLLATERAL ACCOUNT. Except as set forth in
Section 3 above, Proceeds in the Collateral Account shall be applied as follows:

                  A. IF BOTH BANK OF AMERICA DEBT AND CHASE DEBT ARE UNPAID. If both the Bank of America Debt and the Chase Debt are unpaid, then Proceeds in the Collateral Account or otherwise received by the Collateral Agent shall be shared between the Banks in the manner set forth below, such Proceeds to be disbursed by the Collateral Agent within three business days of its receipt of the same:

                           First: To the extent necessary, to the payment of
                  insurance and taxes for any of the Collateral, and other claims which might or could, if unpaid, result in a lien or charge against any of the Collateral.

                           Second: To the extent not reimbursed by the Borrower,
                  to the payment of all out-of-pocket costs and expenses of the Collateral Agent of every kind and character (including, without limitation, expenses and reasonable attorneys' fees) arising out of the Collateral Agent's exercise of its rights, powers and remedies under the Security Agreement and under the Deed of Trust and its duties under this Agreement.

                           Third: To the payment of the Bank of America Debt and
                  the Chase Debt in accordance with their respective Pro Rata Shares.

                  B. IF EITHER BANK OF AMERICA DEBT OR THE CHASE DEBT IS PAID IN FULL. If either the Bank of America Debt or the Chase Debt is fully and finally paid, then Proceeds in the Collateral Account or otherwise received by the Collateral Agent shall be applied in the manner set forth below at such times as the remaining unpaid creditor, either Bank of America or Chase, as the case may be (for purposes hereof, the "Remaining Creditor") may direct:

                           First: To the extent necessary, to the payment of
                  insurance and taxes for the ----- Collateral, and other claims which might or could, if unpaid, result in a lien or charge against any of the Collateral.



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                           Second: To the extent not reimbursed by the Borrower,
                  to the payment of all out-of-pocket costs and expenses of the Collateral Agent of every kind and character (including, without limitation, expenses and reasonable attorneys' fees) arising out of the Collateral Agent's exercise of its rights, powers and remedies under the Security Agreement and under the Deed of Trust and its duties pursuant to this Agreement.

                           Third: To the extent not reimbursed by the Borrower,
                  to the payment of all out-of-pocket costs and expenses of the Remaining Creditor of every kind and character (including, without limitation, expenses and reasonable attorneys' fees) arising out of the collection of the obligations owed to the Remaining Creditor (either the Bank of America Debt or the Chase Debt, as the case may be).

                           Fourth: To the payment of the Obligations owed to the
                  Remaining Creditor (either the Bank of America Debt or the Chase Debt, as the case may be).

                  C. WHEN BANK DEBT IS FULLY PAID. Upon full and final payment of both the Bank of America Debt and the Chase Debt, the balance, if any, of the Proceeds remaining in the Collateral Account, plus all interest earned thereon, shall be paid to the Borrower as a court of competent jurisdiction shall direct or as otherwise required by law.

                  D. INCORRECT DISTRIBUTION. If Collateral Agent or any Bank receives any Proceeds in an amount in excess of the amount such party is entitled to receive under the terms hereof, such party shall (a) hold such excess Proceeds in trust for the benefit of the Collateral Agent until paid over to the Collateral Account and (b) shall promptly pay the excess amount of such Proceeds to the Collateral Agent. The Collateral Agent shall promptly distribute the amount so received to the parties entitled thereto.

                  E. RETURN OF PROCEEDS. If at any time payment, in whole or in part, of any Proceeds distributed hereunder is rescinded or must otherwise be restored or returned by Collateral Agent or any Bank as a preference, fraudulent conveyance or otherwise under any bankruptcy, insolvency or similar law, then each party receiving any portion of such Proceeds agrees, upon demand, to return the portion of such Proceeds it has received to the party responsible for restoring or returning such Proceeds.

                  F. NONCASH PROCEEDS. Notwithstanding anything contained herein to the contrary, if Collateral Agent shall ever acquire any Collateral through foreclosure or by a conveyance in lieu of foreclosure or by retaining any of the Collateral in satisfaction of all or part of the Obligations or if any Proceeds received by Collateral Agent (or received directly by any Bank) to be distributed and shared pursuant to this Agreement are in a form other than immediately available funds, the party receiving such Collateral or Proceeds shall not be required to remit any share thereof under the terms hereof and the Banks shall only be entitled to their undivided interests in the Collateral or noncash Proceeds as determined hereby. The Banks shall receive the applicable Pro Rata Shares of any immediately available funds consisting of Proceeds from such noncash Collateral or proceeds of such noncash Proceeds so acquired only if and when paid in connection with the subsequent disposition thereof. While any Collateral or other property to be shared pursuant to this Agreement is held by Collateral Agent pursuant to this Section 4.F., Collateral Agent shall hold such Collateral or other property for the benefit of the Banks in accordance with their respective undivided interest therein and all matters relating to the management, operation, further disposition or any other aspect of such Collateral or other property shall be resolved by the agreement of the Banks.



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                  G. NOTICE TO PERSONS MAKING DISTRIBUTIONS. The Collateral
         Agent and each Bank shall promptly and appropriately instruct any party (other than Collateral Agent) making any distribution of Proceeds, to make such distribution so as to give effect to this Agreement.

                  H. PERFECTION BY POSSESSION. Collateral Agent hereby appoints Chase serve as its bailee to perfect the Collateral Agent's liens and security interest in any Collateral, including any Proceeds, in the possession of Chase. Chase agrees to so act as bailee for the Collateral Agent in accordance with the terms and provisions hereof. Each Bank acknowledges that Borrower maintains deposit accounts at each Bank as disclosed pursuant to the Security Agreement (the "Deposit Accounts"). Each Bank agrees to hold its Deposit Accounts as bailee for the Collateral Agent to perfect the security interest held for the benefit of the Banks therein. Prior to the occurrence of an Event of Default, Borrower is entitled to make withdrawals from and deposits into the Deposit Accounts. After the occurrence of an Event of Default, a Bank (and the Collateral Agent acting in accordance with this Agreement) shall be the only parties entitled to make or authorize withdrawals from the Deposit Accounts held at such Bank (until the Realization Date, a Bank may authorize Borrower to continue deposits and withdrawals from the Deposit Accounts held at such Bank). If requested by the Collateral Agent in writing after the Realization Date, each Bank shall transfer from time to time, in immediately available funds by wire transfer to the Collateral Agent, the amount of the collected funds credited to the Deposit Accounts held by it and deliver to the Collateral Agent all monies or instruments relating thereto or held by it; provided that notwithstanding Section 4.A. hereof, if after a Bank shall have transferred such funds to the Collateral Agent any item that was credited to any such Deposit Account is subsequently returned for any reason, such Bank shall be entitled to a priority distribution from the Collateral Account in an amount equal to the item so returned.

         5. RIGHTS AND REMEDIES.

                  A. BANKS' SEPARATE RIGHTS. The Banks shall have all the rights and remedies available to them under the Loan Documents to which they are a party upon the occurrence of a potential Event of Default or an Event of Default or at any other time, and without limiting the generality of the foregoing, each Bank shall have the independent right, exercised in accordance with the applicable Loan Documents, to any of the following:

                           (1) accelerate the Obligations owing to such Bank
                  pursuant to the Loan Documents (other than the Security Agreement and the Deed of Trust) to which such Bank is a party;

                           (2) institute suit against Borrower (i) under the
                  terms of the applicable notes or other Loan Documents (other than the Security Agreement and the Deed of Trust) for collection of the amounts owing thereunder or (ii) seeking an injunction, restraining order or any other similar remedy;

                           (3) seek the appointment of a receiver for Borrower
                  (but not any of the Collateral);

                           (4) file an involuntary petition under any bankruptcy
                  or insolvency laws against Borrower or file a proof of claim in any bankruptcy or insolvency proceeding;

                           (5) exercise the right of setoff provided for in the
                  Loan Documents; or



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                           (6) take any other enforcement action with respect to
                  any Event of Default pursuant to and in accordance with the Loan Documents (other than the Security Agreement and the Deed of Trust) to which it is a party;

         provided however, the exercise of any rights and remedies (including any of the foregoing) shall be subject to the following:

                           (7) Any Bank which has actual knowledge of an Event
                  of Default or potential Event of Default which has not been cured or waived or facts which indicate that a potential Event of Default or an Event of Default which has not been cured or waived has occurred, shall deliver to the Collateral Agent and the other Bank a written notice (the "Notice of Default") setting forth in reasonable detail the facts and circumstances thereof. The applicable Bank shall not exercise any rights and remedies arising as a result of the applicable Event of Default until the fifteen (15) day period specified in Section
                  5. D below shall have expired except for the exercise of the right of setoff and except for the rights of the Collateral Agent under Section 5.C below.

                           (8) If a Bank desires to accelerate the maturity of
                  the Obligations owing to it, then the Bank desiring to accelerate such Obligations shall first give the other Bank revocable written notice of its intent to take such action at least fifteen (15) days prior to the date such party desires to take such action (the "Acceleration Notice"). Simultaneously with any notice of acceleration given to the Borrower, the applicable Bank or shall furnish copies thereof to the other Bank.

                           (9) After the occurrence of any Event of Default,
                  each Bank shall refrain from extending any further credit to the Borrower under the Loan Documents; except advances required to fund letters of credit issued prior to the occurrence of such Event of Default, or advances or other credit extended to protect the Collateral or with the agreement of the Banks, and

                           (10) No Bank may bring any action or other proceeding
                  in respect of the Collateral or the Security Agreement or the Deed of Trust or enforce, or demand enforcement of any rights with respect to the Collateral except upon the terms and conditions set forth in this Agreement.

                  If any Bank obtains any payment of any Obligations owed as a result of the exercise of any right or remedy permitted by this Section 5, other than from a distribution of Proceeds, the Bank shall be entitled to retain the full amount thereof and shall promptly apply the amount received to the Obligations owed to it in accordance with the Loan Documents to which it is a party.

                  B. COLLATERAL AGENT'S RIGHTS AND REMEDIES UPON DEFAULT. Upon the receipt of a Notice of Default, the Collateral Agent shall, subject to the other terms and provisions hereof, take such steps as the Banks may direct, including without limitation, steps (a) after all the Obligations have been accelerated pursuant to the applicable Loan Documents, to foreclose or otherwise enforce any lien or security interest granted to the Collateral Agent under the Security Agreement and the Deed of Trust in accordance with the terms thereof and (b) to exercise any and all other rights and remedies afforded to the Collateral Agent by the terms of this Agreement,



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         by the terms of the Security Agreement, by the terms of the Deed of
         Trust, by the laws of the State of Texas or any other jurisdiction, by equity or otherwise.

                  C. EMERGENCY ACTIONS. The Collateral Agent, is authorized, but not obligated, (a) to take any action reasonably required to perfect or continue the perfection of the security interests and liens on the Collateral for the benefit of the Banks and (b) following the occurrence of an Event of Default and before the Banks have given the Collateral Agent directions as contemplated in Section 5.B, to take any action which the Collateral Agent, in its sole reasonable discretion and good faith, believes to be reasonably required to promote and protect the interests of the Banks and to maximize both the value of the Collateral and the present value of the recovery by the Banks on the Obligations; provided, however, that once such directions have been received, the actions of the Collateral Agent shall be governed thereby and the Collateral Agent shall not take any further action which would be contrary thereto. The Collateral Agent shall give written notice of any such action to Chase within one business day and shall cease any such action upon its receipt of written instructions from Chase.

                  D. RIGHT TO CURE DEFAULTS. Upon receipt of any Notice of Default either Bank shall be entitled to cure or cause the Borrower to cure the applicable Event of Default within fifteen (15) days following the date the applicable Notice of Default has been deemed given to the Collateral Agent. During such fifteen (15) day period the applicable Bank shall not take any steps to exercise its rights and remedies arising as a result of such Event of Default (except the right of setoff) but after the expiration of such fifteen (15) day period the applicable Bank shall be free to exercise all rights and remedies available to it arising as a result of such Event of Default which are permitted by and in accordance with this Section 5.

         6. LIQUIDATION DISTRIBUTIONS. Upon the distribution of the assets of the Borrower to its creditors upon dissolution, winding up, liquidation, arrangement or reorganization of such entity, whether in any bankruptcy, insolvency, rearrangement, reorganization, receivership, or other proceeding or upon an assignment for the benefit of creditors, or any other marshaling of the assets and liabilities of the Borrower, any such payment or distribution of any kind which constitutes Proceeds of Collateral which otherwise would be payable or deliverable upon or with respect to the Security Agreement or the Deed of Trust shall be paid or delivered directly to the Collateral Agent for application pursuant to the provisions of Section 4 hereof.

         7. SHARING SETOFFS. If Bank of America exercises any right of setoff under the Bank of America Loan Documents or the Security Agreement or Chase exercises any right of setoff under the Chase Loan Documents or the Security Agreement, such Bank shall deliver the proceeds thereof to the Collateral Agent for sharing between the Banks as provided in Section 4 hereof.

         8. CONCERNING THE AGENT. Each Bank hereby irrevocably (subject to
Section 10 hereof) appoints, designates and authorizes the Collateral Agent to take such action on its behalf as is provided and permitted by the provisions of this Agreement, the Security Agreement and the Deed of Trust. The Collateral Agent may exercise all powers specifically granted to it under the Security Agreement, under the Deed of Trust and under this Agreement and all such other powers which are reasonably incidental thereto. Notwithstanding any provision hereof or of the Security Agreement or of the Deed of Trust, the Collateral Agent may not without the prior written consent of each Bank, accept or propose to accept all or any portion of the Collateral in full or partial satisfaction of the Obligations. The Collateral Agent may perform any of its duties under the Security Agreement, the Deed of Trust and this Agreement through its agents, representatives or employees. The Collateral Agent shall have no duties or responsibilities except those expressly set forth in this Agreement and the Security Agreement, the Deed of Trust. The



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Collateral Agent shall not by reason of this Agreement or the Security Agreement or the Deed of Trust have a fiduciary relationship with respect to any of the parties hereto. Nothing herein express or implied is intended to or shall be so construed as to impose upon the Collateral Agent any obligations except those expressly set forth herein. Neither the Collateral Agent nor any of its officers, directors, employees or agents shall be liable to any party for any action taken or omitted by any of them hereunder, under the Security Agreement or the Deed of Trust unless caused by its or their gross negligence or willful misconduct. The Banks shall indemnify each Agent-Related Person (to the extent not reimbursed by the Borrower), in accordance with their respective Pro Rata Shares, and hold each Agent-Related Person harmless from and against any and all Indemnified Liabilities incurred by it, provided however that no Bank shall be liable for the payment to any Agent-Related Person of any portion of such Indemnified Liabilities resulting from such Agent-Related Person's gross negligence or willful misconduct (no action taken in accordance with the directions of both Banks shall be deemed to constitute gross negligence or willful misconduct for purposes of this indemnity if taken in accordance with such instructions).

         9. RELIANCE BY COLLATERAL AGENT. The Collateral Agent shall be entitled to rely, and shall be fully protected in relying, upon any writing, communication, signature, resolution, representation, notice, consent, certificate, affidavit, letter or telephone message or other document or conversation believed by it to be genuine and correct and to have been signed, sent or made by the proper person or entity, and upon advice and statements of legal counsel (including counsel to either Bank), independent accountants and other experts selected by the Collateral Agent. The Collateral Agent shall be fully justified in failing or refusing to take any action under the Security Agreement, Deed of Trust and this Agreement unless, if it so requests, it has been indemnified to its satisfaction by the Banks against any and all liability and expense which may be incurred by it by reason of taking or continuing to take any such action. The Collateral Agent shall in all cases be fully protected in acting or refraining from acting in accordance with the request or consent of both Banks.

         10. SUCCESSOR COLLATERAL AGENT. The Collateral Agent may, and at the request of both Banks shall, resign as Collateral Agent upon thirty (30) days notice to the Banks. If the Collateral Agent resigns, the Banks shall appoint from among them a successor collateral agent. If no successor collateral agent is appointed prior to the effective date of the resignation of the Collateral Agent, the Collateral Agent may appoint a successor collateral agent from among the Banks.

         11. OBLIGATIONS UNIMPAIRED. Except as expressly provided herein, nothing contained in this Agreement shall impair, as between Borrower and either Bank the obligation of Borrower to pay or perform any obligation or liability of Borrower to such Bank when the same shall become due and payable in accordance with the terms of the applicable agreement.

         12. NO ADDITIONAL RIGHTS FOR THE BORROWER. If any Bank shall enforce its rights and remedies in violation of the terms of this Agreement, the Borrower agrees that it shall not use such violation as a defense to the enforcement by such Bank of any of its rights under the Loan Documents to which it is a party nor assert such violation as a counterclaim or basis for setoff or recoupment against such Bank. In furtherance of the foregoing, the Borrower agrees that this Agreement shall not give the Borrower any substantive or affirmative rights against any Bank.

         13. ACCOUNTING AND OTHER INFORMATION. Each Bank will promptly furnish to the Collateral Agent and all other Banks such other information concerning the Obligations owed to it or its Loan Documents as the Collateral Agent or any Bank may reasonably request.

         14. KEEPING BOOKS AND RECORDS. The Collateral Agent will maintain proper books of record and account in which full, true, and correct entries shall be made of all dealings and transactions in



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relation to this Agreement, the Security Agreement and the Deed of Trust including without limitation, records of the calculation of the Pro Rata Shares and the distributions made hereunder. Such records will be kept in accordance with the usual practices which the Collateral Agent utilizes in connection with similar loans for its own account. At any reasonable time and from time to time, the Collateral Agent will permit representatives of either Bank to examine and make copies of such books and records of the Collateral Agent

         15. MODIFICATIONS TO LOAN DOCUMENTS. Unless otherwise agreed in writing by the Banks and except as otherwise provided with respect to this Agreement, the Security Agreement and the Deed of Trust, Collateral Agent and the Banks will not agree or consent to any amendment, waiver, departure from or other modification of any of the terms or provisions of the Loan Documents to which such Bank is a party if the effect of such amendment, waiver, departure or modification would be to permit any of the following: (a) an increase in the principal amount of the Obligations; (b) an increase in the amount of any commitment to extend credit under the Loan Documents; (c) an increase in the rate of interest or any fees charged thereunder; (d) a change in the dates of payment of principal or interest thereunder; (e) an increase in or addition to the fees payable thereunder; or (f) a release of the Borrower or any Collateral.

         16. PARTIES HAVING OTHER RELATIONSHIPS. Each Bank acknowledges and accepts that now and in the future the other Bank or its affiliates may lend to the Borrower on a basis other than as covered by this Agreement and on a basis which is not secured by the Collateral or may accept deposits from, act as trustee under indentures of, act as servicing bank or any similar function under any credit relationship with, and generally engaged in any kind of business with Borrower, all as if such Bank were not a party to this Agreement or the other Loan Documents. Except with respect to the Collateral and Proceeds and as otherwise set forth herein, each Bank acknowledges that the other Banks and their respective affiliates may exercise all contractual and legal rights and remedies which may exist from time to time with respect to such other existing and future relationships without any duty to account therefore to the other Banks; provided however, if any Bank exercises any right of setoff, banker's lien or similar right against Borrower or its assets, any amounts received pursuant thereto shall be deemed Proceeds and shall be distributed in accordance with this Agreement before such amounts are utilized to reduce any other obligations owed to such Bank.

         17. BENEFIT. This Agreement shall inure to the benefit of the Banks and their successors and assigns.

         18. NOTICES. All notices and other communications provided for hereunder shall be in writing and mailed, faxed or delivered to the address or facsimile number specified on the signature pages of this Agreement. All notices shall be deemed to be given or made upon the earlier to occur of (a) actual receipt by the intended recipient, or (b) if delivered by hand or courier, when signed for by the intended recipient, or (c) if delivered by mail, four business days after deposit in the mail, postage prepaid, and (d) if delivered by facsimile, when sent and receipt has been confirmed by telephone; provided however, that notices and other communications to the Collateral Agent shall not be effective until actually received by the Collateral Agent.

         19. CHOICE OF LAW AND VENUE. (a) THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS (BUT NOT THE RULES GOVERNING CONFLICTS OF LAWS) OF THE STATE OF TEXAS AND SHALL BE PERFORMABLE IN DALLAS COUNTY, TEXAS. The parties hereto irrevocably submit themselves to the jurisdiction of any Texas state court or any United States court located in the state of Texas (or any court having jurisdiction over appeals from any such court) in any proceeding between or among them arising out of or in any way relating to this Agreement whether arising in contract, tort or otherwise. Any suit, action or



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proceeding may be brought in the courts of the state of Texas, county of Dallas, or in the United States for the Northern District of Texas. All parties hereto irrevocably consent to the service of process in any suit, action or proceeding in said court by the mailing thereof, by registered or certified mail, postage prepaid, to his address for notices set forth in this Agreement. Service shall be deemed effective five (5) days after such mailing. If requested to do so by any party, each party hereto agrees to waive service of process and to execute any and all documents necessary to implement such waiver in accordance with the Texas Rules of Civil Procedure. All parties hereto irrevocably waive any objections which any may now or hereafter have (including any based on the grounds of forum non conveniens) to the laying of venue of any suit, action or proceeding arising out of or relating to this Agreement brought in the courts located in the state of Texas, county of Dallas. Nothing herein impairs the right to bring proceedings in the courts of any other jurisdiction or to effect service of process in any other manner permitted.

             (b) The parties recognize that courts outside Dallas County, Texas, may also have jurisdiction over suits, actions or proceedings arising out of this Agreement. In the event any party shall institute a proceeding involving this Agreement in a jurisdiction outside Dallas County, Texas, the party instituting such litigation shall indemnify the other parties for any losses and expenses that may result from the breach of the foregoing covenant to institute such proceeding only in a state or federal court in Dallas County, Texas, including without limitation any additional expenses incurred as the result of litigating in another jurisdiction, such as the expenses and reasonable fees of local counsel and travel and lodging expenses of the indemnified parties, its witnesses, experts and support personnel.

         20. COUNTERPART EXECUTION. To facilitate execution, this Agreement may be executed in as many counterparts as may be required. It shall not be necessary that the signature of, or on behalf of, each party, or that the signatures of all persons required to bind any party, appear on each counterpart. Instead, it shall be sufficient that the signature of, or on behalf of, each party, or the signatures of persons required to bind any party, appear on one or more of the counterparts. All counterparts shall collectively constitute a single agreement. It shall not be necessary in making proof of this Agreement to produce or account for more than a number of counterparts containing the respective signatures of, or on behalf of, all of the parties hereto. Any signature page to any counterpart may be detached from such counterpart without impairing the legal effect of the signatures thereon and thereafter attached to another counterpart identical thereto except having attached to it additional signature pages.

         21. NOTICE OF FINAL AGREEMENT. THIS WRITTEN AGREEMENT REPRESENTS THE FINAL AGREEMENT AMONG THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES. NO AMENDMENT OR WAIVER OF ANY PROVISION OF THIS AGREEMENT, THE SECURITY AGREEMENT OR THE DEED OF TRUST NOR ANY CONSENT TO ANY DEPARTURE BY BORROWER THEREFROM, SHALL IN ANY EVENT BE EFFECTIVE UNLESS THE SAME SHALL BE AGREED TO CONSENTED TO BY BANKS AND BORROWER, AND EACH SUCH WAIVER OR CONSENT SHALL BE EFFECTIVE ONLY IN THE SPECIFIC INSTANCE AND FOR THE SPECIFIC PURPOSE FOR WHICH GIVEN.




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         IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the day and year first above written.

Address:                             BANK OF AMERICA, N.A., as Lender and as
                                     Collateral Agent

901 Main Street, 7th Floor
Dallas, Texas 75202
(214) 209-3140 (fax)                 By:  /s/ J. Shelby Farris
                                        ----------------------------------------
                                          J. Shelby Farris, Vice President


Address:                             THE CHASE MANHATTAN BANK
(Mail)
P.O. Box 660197
Dallas, Texas, 75266-0197
(Hand Delivery)                      By:  /s/ Michael B. Phillips
                                        ----------------------------------------
700 North Pearl, Suite 801                Michael B. Phillips
Dallas, Texas 75201                       Vice President
(214) 965-2649 (fax)


Address:                             PEERLESS MFG. CO.

2819 Walnut Hill Lane
Dallas, Texas 75229
(214) 351-0149 (fax)                 By:  /s/ Sherrill Stone
                                        ----------------------------------------
                                          Sherrill Stone
                                          Chairman and Chief Executive Officer


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